UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 23, 2013

   Emmaus Life Sciences, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-53072	41-2254389
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

20725 S. Western Avenue, Suite 136, Torrance, CA 90501

(Address, including zip code, off principal executive offices)

Registrant’s telephone number, including area code 310-214-0065

____________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 23, 2013, Emmaus Life Sciences, Inc. (the “Company”) held its 2013 Annual Meeting of Stockholders (the “Annual Meeting”). For more information about the proposals, see the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on August 21, 2013, the relevant portions of which are incorporated herein by reference.

At the Annual Meeting, stockholders representing 19,187,123 shares, or 81.4%, of the 23,579,454 shares of common stock outstanding on the record date of August 1, 2013 were present in person or by proxy, constituting a quorum for the purposes of the Annual Meeting. The matters voted upon at the Annual Meeting and the voting results were as set forth below.

Proposal 1: Election of Directors: The Company’s stockholders elected, by a plurality of the votes cast, each of the five nominees to the Company’s Board of Directors, to serve until the Company’s 2014 annual meeting of stockholders or until their respective successors have been elected, as follows:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Yutaka Niihara, M.D., MPH	16,582,301	2,604,822	0
Henry A. McKinnell, Jr., Ph.D.	16,582,301	2,604,822	0
Tracey C. Doi	16,582,301	2,604,822	0
Maurice J. DeWald	16,582,301	2,604,822	0
Willis C. Lee	16,582,301	2,604,822	0

Proposal 2: Ratification of Independent Registered Public Accounting Firm: The ratification of the appointment of EFP Rotenberg LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 was approved by the Company’s stockholders by the following vote:

For	Against	Abstain	Broker Non-Votes
19,039,545	8,846	138,732	0

Proposal 3: Advisory Vote to Approve Executive Compensation: The Company’s stockholders approved, on an advisory, non-binding basis, the compensation of the Company’s named executive officers by the following vote:

For	Against	Abstain	Broker Non-Votes
15,739,918	2,626,200	821,005	0

Proposal 4: Advisory Vote on the Frequency of Future Executive Compensation Advisory Votes: The Company’s stockholders voted, on an advisory, non-binding basis, on the frequency of future executive compensation advisory votes and the results of such vote are as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
16,137,069	955,134	1,923,076	171,844	0

Based on the results of this vote, the Company will include a stockholder vote on executive compensation in its proxy materials every year until the next required vote on the frequency of such a vote is held.

Proposal 5: Ratification of the Amendment to the 2011 Stock Incentive Plan: The proposal to ratify the amendment to the 2011 Stock Incentive Plan was approved by the Company’s stockholders by the following vote:

For	Against	Abstain	Broker Non-Votes
16,314,481	2,587,868	284,774	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Emmaus Life Sciences, Inc.
Date: September 26, 2013
	By:	/s/ Peter Ludlum
	Name:	Peter Ludlum
	Title:	Chief Financial Officer